UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: January 9, 2009

(Date of earliest event reported)

VERIZON COMMUNICATIONS INC.

(Exact name of registrant as specified in its charter)

Delaware	1-8606	23-2259884
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

140 West Street New York, New York	10007
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 395-1000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On January 9, 2009, Cellco Partnership, a Delaware general partnership doing business as Verizon Wireless (“Verizon Wireless”), borrowed $12.35 billion under the Credit Agreement, dated as of December 19, 2008, among Verizon Wireless, Verizon Wireless Capital LLC, as co-borrower, Bank of America, N.A., as administrative agent, and the lenders named therein, a copy of which is filed as Exhibit 99.2 hereto and is incorporated herein by reference. The funds obtained from such borrowing were used to fund certain payments made by Verizon Wireless and its affiliates in connection with the transaction described in Item 8.01 below.

Item 8.01 Other Events.

On January 9, 2009, Verizon Wireless completed its acquisition of Alltel Corporation, a Delaware corporation (the “Company”), pursuant to the Agreement and Plan of Merger, dated as of June 5, 2008, among Verizon Wireless, AirTouch Cellular, a California corporation doing business as Verizon Wireless, Abraham Merger Corporation, a Delaware corporation, the Company and Atlantis Holdings LLC, a Delaware limited liability company, a copy of which is filed as Exhibit 99.3 hereto and is incorporated herein by reference.

A copy of a related press release issued by Verizon Wireless is filed as Exhibit 99.1 hereto and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Press Release, dated January 9, 2009.

99.2	Credit Agreement, dated as of December 19, 2008, among Verizon Wireless and Verizon Wireless Capital LLC, as co-borrowers, Bank of America, N.A., as administrative agent, and lenders named therein (Incorporated by reference to Exhibit 99 to the Registrant’s Form 8-K filed on December 29, 2008).

99.3	Agreement and Plan of Merger, dated as of June 5, 2008, among Cellco Partnership, AirTouch Cellular, Abraham Merger Corporation, Alltel Corporation and Atlantis Holdings, LLC (Incorporated by reference to Exhibit 99.1 to the Registrant’s Form 8-K filed on June 11, 2008).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Verizon Communications Inc.
(Registrant)

Date:	January 9, 2009	/s/ Thomas A. Bartlett
Thomas A. Bartlett
Senior Vice President and Controller

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release dated January 9, 2009.
99.2	Credit Agreement, dated as of December 19, 2008, among Verizon Wireless and Verizon Wireless Capital LLC, as co-borrowers, Bank of America, N.A., as administrative agent, and lenders named therein (Incorporated by reference to Exhibit 99 to the Registrant’s Form 8-K filed on December 29, 2008).
99.3	Agreement and Plan of Merger, dated as of June 5, 2008, among Cellco Partnership, AirTouch Cellular, Abraham Merger Corporation, Alltel Corporation and Atlantis Holdings, LLC (Incorporated by reference to Exhibit 99.1 to the Registrant’s Form 8-K filed on June 11, 2008).